UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2006

Date of Report (Date of earliest event reported)

iBASIS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-27127	04-3332534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Second Avenue, Burlington, MA  01803

(Address of Principal Executive Offices) (Zip Code)

(781) 505-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 6, 2006, the Compensation Committee and the Board of Directors, taking into consideration the Corporation’s performance over the previous year, and the Committee’s recommendation for bonuses as a function of fourth quarter 2005 and full year 2005 performance, voted to pay bonuses to named non-commissioned executive officers.  The amounts, which were expensed in 2005, are as follows:  Mr. Ofer Gneezy, Chief Executive Officer, $87,500; Dr. Gordon VanderBrug, Executive Vice President, $80,500; Mr. Richard Tennant, Chief Financial Officer and Vice President Finance and Administration, $59,500; and Mr. Paul Floyd, Senior Vice President of Research & Development, Engineering and Operations, $35,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2006	iBASIS, INC.

	By:	/s/ Richard Tennant
Richard Tennant
Vice President, Finance and Administration
And Chief Financial Officer
(Principal Financial and Accounting Officer)